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EXHIBIT 10.60


                             AMENDMENT NO. 1 TO THE
                           ABM INDUSTRIES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                             (May 2000 Restatement)



                  ABM INDUSTRIES INCORPORATED, having established the ABM Industries Incorporated 1985 Employee Stock Purchase Plan and having amended and restated the Plan as the Employee Stock Purchase Plan as of May 1, 2000 (the "Plan"), hereby amends the Plan, effective as of March 20, 2001, by amending the second sentence of the Plan to read as follows:

                  An aggregate of 8,600,000 shares of such stock may be issued under the Plan.

                  IN WITNESS WHEREOF, ABM Industries Incorporated, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.



                                 ABM INDUSTRIES INCORPORATED



Dated:   March 21 , 2001         By      /s/ Lorraine P. O'Hara
                                    ----------------------------------
                                 Title:  Assistant Corporate Secretary